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                                                                    EXHIBIT 23.9







                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, dated April 30, 1999, on the financial statements of Rockwell Electric, Inc. (a California Corporation), by reference into Integrated Electrical Services, Inc.'s Amendment No. 3 to Form S-4 (File No. 333-75139).


                                               S. J. GALLINA & CO., LLP


S. J. Gallina & Co., LLP
Walnut Creek, California
May 26, 1999